THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997                     PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Cash Portfolio                                  5.25%    24.10%   75.88%

All Taxable Money Market Funds Average          4.99%    22.61%   71.00%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 846 taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past 12 months.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997                     PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Cash Portfolio                                  5.25%    4.41%    5.81%

All Taxable Money Market Funds Average          4.99%    4.16%    5.50%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
      7/1/97   4/1/97   12/31/96   10/1/96   7/2/96



                       5.35%    5.09%    5.13%      5.12%     5.06%
Cash Portfolio



All Taxable Money      5.04%    4.96%    4.90%      4.86%     4.81%
Market Funds Average



                       7/2/97   4/2/97   12/30/96   10/2/96   6/26/96



                       2.65%    2.63%    2.64%      2.67%     2.66%
MMDA


Row: 1, Col: 1, Value: 5.35
Row: 1, Col: 2, Value: 5.04
Row: 1, Col: 3, Value: 2.65
Row: 2, Col: 1, Value: 5.09
Row: 2, Col: 2, Value: 4.96
Row: 2, Col: 3, Value: 2.63
Row: 3, Col: 1, Value: 5.13
Row: 3, Col: 2, Value: 4.9
Row: 3, Col: 3, Value: 2.64
Row: 4, Col: 1, Value: 5.119999999999999
Row: 4, Col: 2, Value: 4.859999999999999
Row: 4, Col: 3, Value: 2.67
Row: 5, Col: 1, Value: 5.06
Row: 5, Col: 2, Value: 4.81
Row: 5, Col: 3, Value: 2.66
6% -
5% -
4% -
3% -
2% -
1% -
0%
Cash Portfolio
All Taxable Money
Market Funds Average
MMDA
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the average bank money market deposit account (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS
WILL VARY, AND REFLECT PAST RESULTS RATHER THAN
PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Burnell Stehman,
Portfolio Manager
of The North
Carolina Capital
Management Trust:
Cash Portfolio
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST YEAR, BURNIE?
A. At the beginning of the period, most market participants expected the Federal Reserve Board to raise the rate banks charge each other for overnight loans - known as the federal funds rate - to slow growth and prevent inflationary pressures from erupting. Through the summer and into October 1996, the markets fluctuated, reacting negatively in anticipation of emerging data that might show economic strength, then rallying when other releases came out indicating no significant increase in inflation. When growth in the third quarter slowed, most market participants became convinced that the Fed would stand pat through the end of 1996 as long as inflation remained benign, which it did. Nevertheless, there was an undercurrent of concern as many felt low unemployment and tight labor markets might lead to wage and price pressures that could spark inflation, given increases in consumer confidence and consumption of goods and services. At the end of 1996, market volatility increased because consumer confidence reached its highest level in seven years and data showed rekindled growth in manufacturing, housing and retail sales activity.
Q. WHAT'S HAPPENED SO FAR IN 1997?
A. The late fourth-quarter 1996 momentum carried robustly into the first quarter of 1997, when gross domestic product was reported at a much higher-than-anticipated annual rate of 5.9%. On top of that, Fed Chairman Alan Greenspan, in his Humphrey-Hawkins testimony before Congress in February, hinted that the Fed might act pre-emptively by raising rates to head off inflation pressures that might be developing as a result of the tight labor markets and strong demand. The Fed followed through in March, increasing the fed funds rate by 0.25% to 5.50%. From that point, however, evidence pointed to a slowdown in economic growth in the second quarter. That moderation, combined with continuing favorable inflation data, a balanced budget agreement and political pressure, led the Fed to keep rates steady at its May meeting.
Q. WHAT WAS YOUR STRATEGY?
A. At the beginning of the 12-month period, I kept the fund's average maturity fairly short because of the expectation that the Fed would raise rates. When nothing of that sort materialized and it appeared we would see a steady Fed policy through the end of 1996, I extended the maturity to the 60-day range, about as long an average maturity as the fund historically has maintained. I kept the maturity at that level - which was a bit longer than the fund's peers - to pick up added yield, until Greenspan's testimony in February. At that point, I shortened the fund to inside of 40 days in March in order to have purchasing power in anticipation of a Fed rate hike. Following that move in March, I've kept the maturity at a neutral level of about 40-45 days so that the fund could take advantage of buying opportunities across the yield curve.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on June 30, 1997, was 5.35%, compared to 5.06% 12 months ago. For the 12 months that ended June 30, 1997, the fund's total return was 5.25%. That compares favorably with the total return of 4.99% during the same period for the all taxable money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. The markets revolve around the fed funds rate. At this point, it appears that the Fed has shifted to a more reactive stance - choosing to change rates in reaction to any shift in inflationary and growth data - rather than the pre-emptive mode it had adopted earlier in 1997. Like many in the market, I believe it is likely that the Fed will continue to raise interest rates modestly through the end of the year. The degree of the Fed's activity will depend on how strongly growth recovers from the second-quarter slowdown. The Fed is focusing on potential wage and price pressures, consumer demand and retail sales. Thus far, it has been willing to maintain a relatively stable posture, raising rates only modestly. I believe that stance will continue as long as inflation remains dormant. But factors such as those I just mentioned can generate inflationary pressures. I believe the Fed will be looking to "pull the trigger" - raise rates - quickly and modestly, if growth and demand erupt in the coming months. Only time will tell.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00
START DATE: September 2, 1982
SIZE: as of June 30, 1997, more than
$1.9 billion
MANAGER: Burnell Stehman, since 1982;
manager, Fidelity Money Market Trust - Rated
Money Market, since 1992; Fidelity Institutional
Cash Portfolio - Domestic, since 1991; Fidelity
Daily Income Trust, since 1986; joined Fidelity in 1979
(checkmark)
WORDS TO KNOW
BANKERS ACCEPTANCE (BA): A short-term note whose payment is guaranteed by a bank.
COMMERCIAL PAPER: A short-term note from a bank or corporation.
FEDERAL FUNDS RATE: The interest rate banks charge each other for overnight loans.
MATURITY: The time remaining before an issuer is scheduled to repay the principal amount on a debt security. When the fund's average maturity, weighted by dollar amount, is short, the fund manager is expecting rates to rise.
When the average maturity is neutral, the manager wants the flexibility to respond to rising rates, while still capturing a portion of the higher yields available from issues with longer maturities. When the average maturity is long, the manager is expecting rates to fall.
TIME DEPOSIT (TD): An interest-bearing
deposit with a specific maturity. Large
denomination TDs, like those the fund buys, differ from CDs in that they can't be sold in the secondary market.
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

INVESTMENTS JUNE 30, 1997
Showing Percentage of Total Value of Investments in Securities


DOMESTIC BANKERS' ACCEPTANCES - 2.6%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
First Union National Bank of North Carolina
8/12/97 5.70% $ 10,000,000 $ 9,934,433
8/19/97 5.40  10,000,000  9,928,406
9/2/97 5.59  14,000,000  13,864,515
11/3/97 5.89  17,000,000  16,662,361
TOTAL DOMESTIC
BANKERS' ACCEPTANCES   50,389,715
COMMERCIAL PAPER (A) - 89.8%
American General Finance Corp.
7/22/97 5.60  30,000,000  29,902,875
8/26/97 5.61  20,000,000  19,827,333
Asset Securitization Coop. Corp.
7/21/97 5.63  20,000,000  19,937,778
8/13/97 5.71  10,000,000  9,932,753
Associates Corp. of North America
7/15/97 5.67  10,000,000  9,978,164
7/17/97 5.61  10,000,000  9,975,244
8/25/97 5.61  14,000,000  13,881,078
9/16/97 5.65  10,000,000  9,880,864
AVCO Financial Services
8/7/97 5.71  15,000,000  14,913,204
9/11/97 5.64  21,500,000  21,260,920
9/16/97 5.65  13,000,000  12,845,123
Bear Stearns Cos., Inc.
7/9/97 5.60  7,000,000  6,991,351
7/10/97 5.61  4,000,000  3,994,430
7/14/97 5.62  10,000,000  9,979,886
7/14/97 5.62  2,000,000  1,995,977
7/28/97 5.63  40,000,000  39,832,900
8/15/97 5.71  15,000,000  14,894,437
8/25/97 5.73  15,000,000  14,870,750
Beneficial Corp.
7/28/97 5.60  5,000,000  4,979,188
7/31/97 5.62  19,000,000  18,911,808
8/8/97 5.62  30,000,000  29,823,617
Campbell Soup Co.
9/23/97 5.44  10,000,000  9,877,033
Chase Manhattan Corp.
12/1/97 5.85  10,000,000  9,758,600
CIESCO, L.P.
7/17/97 5.70  12,000,000  11,970,027
8/5/97 5.70  25,000,000  24,863,403

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
CIESCO, L.P. - continued
8/11/97 5.62% $ 10,000,000 $ 9,936,564
8/14/97 5.70  20,000,000  19,862,622
CIT Group Holdings, Inc.
7/14/97 5.59  11,000,000  10,977,954
7/24/97 5.62  50,000,000  49,822,389
7/24/97 5.62  2,000,000  1,992,896
Citibank Credit Card Master Trust I (Dakota Certificate Program)
7/14/97 5.74  10,000,000  9,979,525
7/24/97 5.75  3,000,000  2,989,133
8/22/97 5.64  2,000,000  1,983,866
Commercial Credit Co.
7/10/97 5.59  28,000,000  27,961,150
7/11/97 5.59  50,000,000  49,922,917
7/21/97 5.58  5,000,000  4,984,583
Dean Witter, Discover & Co.
7/11/97 5.70  18,200,000  18,171,537
Delaware Funding Corporation
8/20/97 5.61  25,000,000  24,806,944
Electronic Data Systems
7/9/97 5.59  10,000,000  9,987,667
Enterprise Funding Corp.
7/8/97 5.57  10,000,000  9,989,208
7/2/97 5.58  11,000,000  10,998,304
7/7/97 5.63  5,000,000  4,995,333
7/11/97 5.58  4,272,000  4,265,414
7/16/97 5.63  3,000,000  2,993,025
7/22/97 5.63  4,647,000  4,631,874
7/22/97 5.76  4,000,000  3,986,747
7/23/97 5.60  4,296,000  4,281,377
7/31/97 5.61  8,079,000  8,041,500
8/4/97 5.59  5,035,000  5,008,608
8/6/97 5.60  13,568,000  13,492,562
8/8/97 5.63  2,007,000  1,995,179
8/19/97 5.61  10,000,000  9,924,322
Ford Motor Credit Corp.
7/21/97 5.50  25,000,000  24,925,694
7/21/97 5.62  15,000,000  14,953,583
7/28/97 5.51  15,000,000  14,939,700
11/5/97 5.87  10,000,000  9,798,917
General Electric Capital Corp.
7/2/97 5.47  15,000,000  14,997,763
7/7/97 5.50  20,000,000  19,982,000
7/29/97 5.62  25,000,000  24,891,694
9/22/97 5.80  15,000,000  14,804,950
COMMERCIAL PAPER (A) - CONTINUED
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
General Electric Capital Corp. - continued
9/23/97 5.80% $ 10,000,000 $ 9,868,400
10/6/97 5.81  5,000,000  4,923,613
General Electric Co.
8/20/97 5.62  15,000,000  14,884,167
General Electric Capital Services Inc.
7/9/97 5.59  10,000,000  9,987,644
7/29/97 5.62  25,000,000  24,891,694
9/17/97 5.64  25,000,000  24,698,833
Goldman Sachs Group, L.P. (The)
7/2/97 5.57  25,000,000  24,996,146
11/12/97 5.87  25,000,000  24,469,583
1/26/98 6.10  20,000,000  19,323,072
Household Finance Corp.
7/21/97 5.63  10,000,000  9,969,000
7/21/97 5.63  20,000,000  19,938,000
IBM Credit Corp.
7/21/97 5.60  5,000,000  4,984,556
7/30/97 5.60  13,000,000  12,941,879
8/20/97 5.61  8,000,000  7,938,222
John Deere Capital Corp.
7/18/97 5.60  23,000,000  22,939,612
7/29/97 5.60  20,000,000  19,913,667
7/31/97 5.62  30,000,000  29,860,750
J.C. Penny Funding Corp.
8/22/97 5.61  30,000,000  29,759,500
Lucent Technologies, Inc.
7/14/97 5.60  4,050,000  4,041,883
Merrill Lynch & Co., Inc.
7/9/97 5.61  3,000,000  2,996,280
7/28/97 5.54  8,000,000  7,967,660
7/28/97 5.61  20,000,000  19,916,450
8/12/97 5.62  5,000,000  4,967,508
8/18/97 5.79  6,000,000  5,954,400
8/20/97 5.62  4,000,000  3,969,083
Monsanto Co.
7/14/97 5.41  5,000,000  4,990,449
8/4/97 5.71  4,500,000  4,476,073
9/9/97 5.76  37,700,000  37,285,824
Morgan Stanley Group, Inc.
7/14/97 5.69  23,000,000  22,953,240
7/23/97 5.64  12,000,000  11,959,080
Morgan (J.P.) & Co.
9/24/97 5.64  20,000,000  19,737,444

 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
MS Dean Witter Discover
7/21/97 5.58% $ 25,000,000 $ 24,922,917
9/18/97 5.65  25,000,000  24,694,424
National Rural Util. Coop. Fin. Corp.
7/18/97 5.60  2,000,000  1,994,758
7/29/97 5.72  15,000,000  14,934,200
New Center Asset Trust
8/4/97 5.70  10,000,000  9,946,969
7/21/97 5.61  20,000,000  19,938,111
11/7/97 5.89  3,000,000  2,938,510
Norwest Financial
7/29/97 5.72  5,000,000  4,978,067
7/31/97 5.62  25,000,000  24,883,958
9/16/97 5.63  20,000,000  19,762,583
Pepsico Inc.
7/3/97 5.58  13,000,000  12,995,992
8/1/97 5.59  9,000,000  8,956,988
Pacific Gas & Electric Co.
7/24/97 5.61  3,300,000  3,288,278
8/8/97 5.62  9,671,000  9,614,140
8/19/97 5.63  28,550,000  28,333,551
8/21/97 5.63  23,000,000  22,818,511
PHH Corp.
7/8/97 5.68  10,000,000  9,989,053
7/14/97 5.63  5,000,000  4,989,907
8/13/97 5.61  5,000,000  4,966,794
8/19/97 5.62  25,000,000  24,810,465
Preferred Receivables Funding Corp.
7/9/97 5.59  5,600,000  5,593,093
7/8/97 5.59  3,000,000  2,996,763
7/15/97 5.58  20,225,000  20,181,348
7/16/97 5.58  3,800,000  3,791,213
7/30/97 5.60  5,000,000  4,977,565
8/12/97 5.61  4,000,000  3,974,053
8/12/97 5.62  21,950,000  21,807,362
8/19/97 5.61  10,000,000  9,924,322
8/21/97 5.61  11,000,000  10,913,357
8/21/97 5.63  3,000,000  2,976,328
Smith Barney Inc.
7/8/97 5.59  25,000,000  24,973,021
Southern Company Group
7/17/97 5.62  10,000,000  9,975,200
8/1/97 5.64  5,000,000  4,975,932
8/4/97 5.65  10,000,000  9,947,111
8/18/97 5.61  32,500,000  32,259,067
COMMERCIAL PAPER (A) - CONTINUED
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
Triple A One Funding Corp.
7/7/97 5.60 $ 7,000,000 $ 6,993,513
8/8/97 5.64%  3,000,000  2,982,298
8/11/97 5.73  8,000,000  7,948,522
9/11/97 5.68  3,000,000  2,966,400
USAA Capital Corp.
9/12/97 5.62  3,481,000  3,441,824
TOTAL COMMERCIAL PAPER   1,783,216,424
FEDERAL AGENCIES - 7.5%
FEDERAL HOME LOAN BANK - DISCOUNT NOTES - 2.5%
8/14/97 5.61  50,000,000  49,661,750
FEDERAL HOME LOAN MORTGAGE CORP. - DISCOUNT NOTES - 1.2%
8/14/97 5.61  25,000,000  24,830,875
FEDERAL NATIONAL MORTGAGE ASSOC. - DISCOUNT NOTES - 3.8%
8/12/97 5.62  20,000,000  19,870,850
8/26/97 5.48  18,335,000  18,180,130
8/27/97 5.49  16,835,000  16,690,261
4/15/98 6.06  20,000,000  19,981,852
  74,723,093
TOTAL FEDERAL AGENCIES   149,215,718
REPURCHASE AGREEMENTS - 0.1%
 MATURITY
 AMOUNT
In a joint trading account
dated 6/30/97 due 7/1/97:
(U.S. Treasury Obligations)
 At 5.99%  $ 2,310,384  2,310,000
TOTAL INVESTMENTS - 100%  $ 1,985,131,857
Total Cost for Income Tax Purposes  $ 1,985,131,857
LEGEND
1. Cash Portfolio only purchases commercial paper with the highest possible rating from at least one nationally recognized rating service. A substantial portion of Cash Portfolio's investments are in commercial paper of banks, finance companies and companies in the securities industry. INCOME TAX INFORMATION
At June 30, 1997, the fund had a capital loss carryforward of approximately $58,500 of which $53,000 and $5,500 will expire on June 30, 2002 and 2004, respectively.
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JUNE 30, 1997

2.ASSETS                                                                                  3.           4.

5.Investment in securities, at value (including repurchase agreements of $2,310,000) -    6.           $ 1,985,131,857
See accompanying schedule

7.Cash                                                                                    8.            500,497


9.Interest receivable                                                                     10.           253,685

11. 12.TOTAL ASSETS                                                                       13.           1,985,886,039

14.LIABILITIES                                                                            15.          16.

17.Share transactions in process                                                          $ 257,197    18.

19.Distributions payable                                                                   1,076,248   20.

21.Accrued management fee                                                                  340,164     22.

23.Deferred trustees' compensation                                                         287,746     24.

25. 26.TOTAL LIABILITIES                                                                  27.           1,961,355

28.29.NET ASSETS                                                                          30.          $ 1,983,924,684

31.Net Assets consist of:                                                                 32.          33.

34.Paid in capital                                                                        35.          $ 1,983,983,207

36.Accumulated net realized gain (loss) on investments                                    37.           (58,523)

38.39.NET ASSETS, for 1,983,957,243 shares outstanding                                    40.          $ 1,983,924,684

41.42.NET ASSET VALUE, offering price and redemption price per share                      43.           $1.00
($1,983,924,684 (divided by) 1,983,957,243 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JUNE 30, 1997

44.45.INTEREST INCOME                                         46.           $ 113,381,667

47.EXPENSES                                                   48.           49.

50.Management fee                                             $ 7,210,106   51.

52.Non-interested trustees' compensation                       88,362       53.

54. Total expenses before reductions                           7,298,468    55.

56. Expense reductions                                         (1,021)       7,297,447

57.58.NET INTEREST INCOME                                     59.            106,084,220

60.61.NET REALIZED GAIN (LOSS) ON INVESTMENTS                 62.            5,054


63.64.NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    65.           $ 106,089,274


STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED         YEAR ENDED
                                                                                      JUNE 30,           JUNE 30,
                                                                                      1997               1996

66.INCREASE (DECREASE) IN NET ASSETS

67.Operations                                                                         $ 106,084,220      $ 96,047,770
Net interest income

68. Net realized gain (loss)                                                           5,054              (5,469)

69. 70.NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 106,089,274        96,042,301

71.Distributions to shareholders from net interest income                              (106,084,220)      (96,047,770)

72.Share transactions at net asset value of $1.00 per share                            6,770,047,301      6,541,563,200
Proceeds from sales of shares

73. Reinvestment of distributions from net interest income                             93,293,085         84,803,378

74. Cost of shares redeemed                                                            (6,619,741,151)    (6,475,141,780)

75.76.                                                                                 243,599,235        151,224,798
NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS

77.  78.TOTAL INCREASE (DECREASE) IN NET ASSETS                                        243,604,289        151,219,329

79.NET ASSETS                                                                         80.                81.

82. Beginning of period                                                                1,740,320,395      1,589,101,066

83. End of period                                                                     $ 1,983,924,684    $ 1,740,320,395



FINANCIAL HIGHLIGHTS
84.   YEARS ENDED JUNE 30,

85.   1997                   1996   1995   1994   1993


86.SELECTED PER-SHARE DATA

87.Net asset value, beginning of period                  $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

88.Income from Investment Operations                      .051      .053      .052      .031      .030
Net interest income

89.Less Distributions

90. From net interest income                              (.051)    (.053)    (.052)    (.031)    (.030)

91.Net asset value, end of period                        $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

92.TOTAL RETURN                                           5.25      5.43      5.28      3.10      3.04
                                                         %         %         %         %         %

93.RATIOS AND SUPPLEMENTAL DATA

94.Net assets, end of period (in millions)               $ 1,984   $ 1,740   $ 1,589   $ 1,221   $ 1,303

95.Ratio of expenses to average net assets                .35       .36       .39       .39       .39
                                                         %         %         %         %         %

96.Ratio of net interest income to average net assets     5.13      5.27      5.22      3.05      3.00
                                                         %         %         %         %         %


THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1997                             PAST 1   PAST 5   PAST 10
                                                        YEAR     YEARS    YEARS

Term Portfolio                                          5.89%    25.47%   83.13%

Salomon Brothers 1-Year U.S. Treasury Benchmark         6.28%    28.39%   87.50%

Short U.S. Government Bond Funds Average                6.04%    26.10%   86.44%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers 1-Year U.S. Treasury Benchmark - a broad measure of the performance of short-term treasury bills. To measure how the fund's performance stacked up against its peers, you can compare it to the short U. S. government bond funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past 12 months average represents a peer group of 59 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1997                             PAST 1   PAST 5   PAST 10
                                                        YEAR     YEARS    YEARS

Term Portfolio                                          5.89%    4.64%    6.24%

Salomon Brothers 1-Year U.S. Treasury Benchmark         6.28%    5.13%    6.49%

Short U.S. Government Bond Funds Average                6.04%    4.74%    6.40%


AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
  1987/06/30      10000.00                    10000.00
  1987/07/31      10041.79                    10042.00
  1987/08/31      10074.42                    10075.14
  1987/09/30      10097.17                    10073.12
  1987/10/31      10236.97                    10234.29
  1987/11/30      10273.15                    10261.93
  1987/12/31      10353.93                    10315.29
  1988/01/31      10455.48                    10417.41
  1988/02/29      10519.63                    10477.83
  1988/03/31      10554.88                    10519.74
  1988/04/30      10599.43                    10549.20
  1988/05/31      10624.80                    10573.46
  1988/06/30      10702.12                    10651.70
  1988/07/31      10741.95                    10694.31
  1988/08/31      10793.97                    10726.39
  1988/09/30      10878.14                    10808.99
  1988/10/31      10964.49                    10888.97
  1988/11/30      10982.92                    10905.31
  1988/12/31      11050.27                    10944.57
  1989/01/31      11129.60                    11032.12
  1989/02/28      11182.85                    11077.35
  1989/03/31      11244.90                    11144.93
  1989/04/30      11363.46                    11269.75
  1989/05/31      11473.19                    11392.59
  1989/06/30      11605.10                    11539.55
  1989/07/31      11726.46                    11661.87
  1989/08/31      11751.38                    11675.87
  1989/09/30      11823.42                    11744.75
  1989/10/31      11946.58                    11883.34
  1989/11/30      12030.48                    11979.60
  1989/12/31      12103.87                    12046.68
  1990/01/31      12152.77                    12087.64
  1990/02/28      12217.79                    12160.17
  1990/03/31      12289.34                    12222.19
  1990/04/30      12345.33                    12284.52
  1990/05/31      12467.99                    12407.36
  1990/06/30      12550.51                    12511.59
  1990/07/31      12675.07                    12630.45
  1990/08/31      12735.12                    12702.44
  1990/09/30      12818.47                    12790.09
  1990/10/31      12930.96                    12906.48
  1990/11/30      13040.16                    12991.66
  1990/12/31      13166.28                    13121.58
  1991/01/31      13266.23                    13230.48
  1991/02/28      13357.96                    13305.90
  1991/03/31      13426.01                    13401.70
  1991/04/30      13530.38                    13499.53
  1991/05/31      13595.46                    13560.28
  1991/06/30      13658.91                    13615.88
  1991/07/31      13738.35                    13705.74
  1991/08/31      13858.41                    13829.09
  1991/09/30      13946.66                    13925.90
  1991/10/31      14035.23                    14033.13
  1991/11/30      14135.62                    14142.59
  1991/12/31      14279.89                    14268.45
  1992/01/31      14315.73                    14305.55
  1992/02/29      14359.20                    14344.18
  1992/03/31      14364.40                    14375.73
  1992/04/30      14470.64                    14460.55
  1992/05/31      14544.52                    14531.41
  1992/06/30      14595.37                    14604.07
  1992/07/31      14639.15                    14710.68
  1992/08/31      14726.55                    14784.23
  1992/09/30      14812.93                    14880.33
  1992/10/31      14710.81                    14865.45
  1992/11/30      14666.65                    14874.36
  1992/12/31      14788.01                    14957.66
  1993/01/31      14940.18                    15036.94
  1993/02/28      14996.51                    15089.57
  1993/03/31      15036.86                    15136.34
  1993/04/30      15089.53                    15189.32
  1993/05/31      15096.21                    15189.32
  1993/06/30      15146.98                    15259.19
  1993/07/31      15190.80                    15300.39
  1993/08/31      15246.37                    15369.24
  1993/09/30      15284.35                    15413.81
  1993/10/31      15325.14                    15447.72
  1993/11/30      15349.41                    15475.53
  1993/12/31      15389.04                    15529.70
  1994/01/31      15444.37                    15593.37
  1994/02/28      15418.93                    15577.77
  1994/03/31      15429.32                    15577.77
  1994/04/30      15422.65                    15563.75
  1994/05/31      15464.42                    15594.88
  1994/06/30      15521.01                    15649.46
  1994/07/31      15593.98                    15748.05
  1994/08/31      15638.61                    15801.60
  1994/09/30      15688.28                    15826.88
  1994/10/31      15740.43                    15891.77
  1994/11/30      15747.39                    15882.24
  1994/12/31      15808.41                    15939.41
  1995/01/31      15952.02                    16100.40
  1995/02/28      16037.98                    16242.08
  1995/03/31      16134.78                    16337.91
  1995/04/30      16227.17                    16450.64
  1995/05/31      16340.64                    16597.05
  1995/06/30      16432.31                    16693.32
  1995/07/31      16492.91                    16775.11
  1995/08/31      16569.06                    16857.31
  1995/09/30      16642.47                    16931.48
  1995/10/31      16734.60                    17026.30
  1995/11/30      16841.52                    17128.46
  1995/12/31      16937.89                    17229.52
  1996/01/31      17031.08                    17339.79
  1996/02/29      17053.53                    17360.59
  1996/03/31      17081.79                    17416.15
  1996/04/30      17142.55                    17475.36
  1996/05/31      17202.19                    17547.01
  1996/06/30      17295.11                    17643.52
  1996/07/31      17359.10                    17710.56
  1996/08/31      17430.25                    17795.58
  1996/09/30      17556.33                    17914.81
  1996/10/31      17667.64                    18050.96
  1996/11/30      17757.53                    18143.02
  1996/12/31      17811.41                    18204.70
  1997/01/31      17886.37                    18295.73
  1997/02/28      17966.80                    18361.59
  1997/03/31      17989.31                    18411.17
  1997/04/30      18104.33                    18523.48
  1997/05/31      18208.21                    18640.18
  1997/06/30      18313.17                    18750.15
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in North Carolina Term Portfolio on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $18,313 - a 83.13% increase on the initial investment. For comparison, look at how the Salomon Brothers 1-Year U.S. Treasury Benchmark did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $18,750 - a 87.50% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return, and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                              YEARS ENDED JUNE 30,

                              1997                    1996     1995    1994     1993

Dividend return               7.62%                   6.16%    5.26%   3.17%    3.48%

Capital appreciation return   -1.73%                  -0.91%   0.61%   -0.70%   0.30%

Total return                  5.89%                   5.25%    5.87%   2.47%    3.78%


TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any.
DIVIDENDS AND YIELD
PERIODS ENDED JUNE 30, 1997    PAST          PAST 6         PAST 1
                               MONTH         MONTHS         YEAR

Dividends per share            6.57(cents)   37.00(cents)   72.88(cents)

Annualized dividend rate       8.27%         7.70%          7.48%

30-day annualized yield        5.59%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.66 over the past month, $9.69 over the past six months and $9.74 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Curtis
Hollingsworth,
Portfolio
Manager of The
North Carolina
Capital
Management
Trust:
Term Portfolio
Q. CURT, HOW DID THE FUND PERFORM?
A. For the 12 months that ended June 30, 1997, the fund had a total return of 5.89%, compared to the 6.04% return of the short U.S. government bond funds average for the same one-year period, according to Lipper Analytical Services. The Salomon Brothers 1-Year U.S. Treasury Benchmark, which most closely resembles the securities held in the fund, returned 6.28% over the same time-period. If you take into account the fund's 0.37% expense ratio, the fund performed reasonably well.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PAST YEAR?
A. It was mixed. A year ago, market sentiment was somewhat negative with investors fearing that the Federal Reserve Board would hike short-term interest rates. But short-term bonds staged a rally from September through November after the Fed met and determined that a hike was unnecessary. In fact, the yield on a one-year Treasury hit 5.35% on November 29, 1996, its low for the most recent 12-month period. The fall rally was cut short in December when bond prices began to come under pressure as evidence mounted that the economy was growing at a stronger-than-expected rate and inflation fears grew.
Q. WHAT DID THE NEW YEAR BRING?
A. During January and February, bonds remained in a narrow trading range in the absence of any conclusive data about the direction of the economy, inflation and interest rates. In March, the Fed boosted its target rate for federal funds - or overnight loans between banks - one quarter of a percentage point to 5.50%. The bond market experienced a brief sell-off, and the yield on the one-year Treasury peaked at 6.07% on April 25. The fact that the Fed took no further steps to raise interest rates in April, May and June helped bonds stage yet another rally. After all was said and done, the yield on a one-year Treasury ended the period at 5.66%, almost exactly where it had begun 12 months earlier.
Q. HOW DID YOU STRUCTURE THE PORTFOLIO DURING THE PERIOD?
A. Throughout the period, I kept the fund almost exclusively invested in Treasury securities. I did that because I felt that U.S. government agency securities weren't offering enough yield for the additional risks they carry. I selected Treasury issues with maturities close to a one-year Treasury bill so that the fund's holdings closely replicated the characteristics of that security.
Q. WHAT'S YOUR OUTLOOK?
A. The prospects of further Fed moves to either raise or lower interest rates don't appear to be in the forefront of the market's mind right now. But looking ahead, investors will likely continue to closely scrutinize every new piece of economic data, looking for clues as to what the Fed's stance will be.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL: seeks to obtain as high a level of current income as is consistent with the preservation of capital
START DATE: March 19, 1987
SIZE: as of June 30, 1997, more than
$68 million
MANAGER: Curtis Hollingsworth, since 1995;
manager, various Fidelity taxable bond funds;
joined Fidelity in 1983
(checkmark)
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

INVESTMENTS JUNE 30, 1997
Showing Percentage of Total Value of Investments in Securities


U.S. TREASURY OBLIGATIONS - 99.9%
 DUE ANNUALIZED YIELD AT PRINCIPAL VALUE
 DATE TIME OF PURCHASE AMOUNT (NOTE 1)
NOTES, YIELDS AT DATE OF PURCHASE
 9%, 5/15/98 $ 50,235,000 $ 51,592,852
 9.25%, 8/15/98  15,675,000  16,235,852
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $68,115,523)   67,828,704
CASH EQUIVALENTS - 0.1%
 MATURITY
 AMOUNT
In a joint trading account
dated 6/30/97 due 7/1/97:
(U.S. Treasury Obligations)
 At 5.93%  $ 100,016  100,000
TOTAL INVESTMENTS - 100.%
(Cost $68,215,523)  $ 67,928,704
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $68,215,523. Net unrealized depreciation aggregated $286,819, all of which related to depreciated investment securities.
At June 30, 1997, the fund had a capital loss carryforward of approximately $694,300 of which $244,200 and $450,100 will expire on June 30, 2003, and
2004, respectively.
The fund intends to elect to defer to its fiscal year ending June 30, 1998 approximately $1,001,200 of losses recognized during the period November 1, 1996 to June 30, 1997.
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 JUNE 30, 1997

97.ASSETS                                                                                               98.         99.

100.Investment in securities, at value (including repurchase agreements of $100,000) (cost              101.        $ 67,928,704
$68,215,523) - See accompanying schedule

102.Cash                                                                                                 103.         939


104.Interest receivable                                                                                  105.         1,105,866

106. 107.TOTAL ASSETS                                                                                    108.         69,035,509

109.LIABILITIES                                                                                          110.        111.

112.Payable for fund shares redeemed                                                                    $ 115,982   113.

114.Distributions payable                                                                                171,890    115.

116.Accrued management fee                                                                               8,382      117.

118.Deferred trustees' compensation                                                                      12,222     119.

120. 121.TOTAL LIABILITIES                                                                             122.         308,476

123.124.NET ASSETS                                                                                      125.        $ 68,727,033

126.Net Assets consist of:                                                                              127.        128.

129.Paid in capital                                                                                     130.        $ 70,698,140

131.Undistributed net investment income                                                                 132.         12,966

133.Accumulated undistributed net realized gain (loss) on investments                                   134.         (1,697,254)

135.Net unrealized appreciation (depreciation) on investments                                           136.         (286,819)

137.138.NET ASSETS, for 7,125,195 shares outstanding                                                    139.        $ 68,727,033

140.141.NET ASSET VALUE, offering price and redemption price per share ($68,727,033 (divided by) 7,125,195 142.      $9.65
shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JUNE 30, 1997

143.INVESTMENT INCOME                                                                145.        $ 5,222,473
144.Interest

146.EXPENSES                                                                         147.        148.

149.Management fee                                                                   $ 239,396   150.

151.Non-interested trustees' compensation                                             3,542      152.

153. Total expenses before reductions                                                 242,938    154.

155. Expense reductions                                                               (61)        242,877

156.157.NET INVESTMENT INCOME                                                        158.         4,979,596

159.REALIZED AND UNREALIZED GAIN (LOSS)                                              161.         (1,179,282)
160.Net realized gain (loss) on investment securities

162.Change in net unrealized appreciation (depreciation) on investment securities    163.         (16,766)

164.165.NET GAIN (LOSS)                                                              166.         (1,196,048)

167.168.NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              169.        $ 3,783,548


STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED     YEAR ENDED
                                                                                        JUNE 30,       JUNE 30,
                                                                                        1997           1996

170.INCREASE (DECREASE) IN NET ASSETS

171.Operations                                                                          $ 4,979,596    $ 3,852,873
Net investment income

172. Net realized gain (loss)                                                            (1,179,282)    (217,118)

173. Change in net unrealized appreciation (depreciation)                                (16,766)       (395,983)

174.                                                                                     3,783,548      3,239,772
175.NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

176.Distributions to shareholders from net investment income                             (4,981,644)    (3,832,180)

177.Share transactions                                                                   11,213,091     5,689,831
Net proceeds from sales of shares

178. Reinvestment of distributions                                                       3,349,754      2,590,848

179. Cost of shares redeemed                                                             (8,992,521)    (13,683,979)

180.181.                                                                                 5,570,324      (5,403,300)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS

182.                                                                                     4,372,228      (5,995,708)
183.TOTAL INCREASE (DECREASE) IN NET ASSETS

184.NET ASSETS                                                                          185.           186.

187. Beginning of period                                                                 64,354,805     70,350,513

188.                                                                                    $ 68,727,033   $ 64,354,805
End of period (including undistributed net investment income of $12,966 and $15,014, respectively)

189.OTHER INFORMATION                                                                   191.           192.
190.Shares

193. Sold                                                                                1,151,372      575,503

194. Issued in reinvestment of distributions                                             344,271        262,093

195. Redeemed                                                                            (925,196)      (1,381,008)

196. Net increase (decrease)                                                             570,447        (543,412)



FINANCIAL HIGHLIGHTS
197.   YEARS ENDED JUNE 30,

198.   1997                   1996   1995   1994 B   1993


199.SELECTED PER-SHARE DATA

200.Net asset value, beginning of period                    $ 9.820   $ 9.910   $ 9.850   $ 9.940   $ 9.910

201.Income from Investment Operations                        .729 A    .601      .505      .288      .337
Net investment income

202. Net realized and unrealized gain (loss)                 (.170)    (.093)    .059      (.046)    .031

203. Total from investment operations                        .559      .508      .564      .242      .368

204.Less Distributions

205. From net investment income                              (.729)    (.598)    (.504)    (.312)    (.338)

206. In excess of net realized gain                          -         -         -         (.020)    -

207. Total distributions                                     (.729)    (.598)    (.504)    (.332)    (.338)

208.Net asset value, end of period                          $ 9.650   $ 9.820   $ 9.910   $ 9.850   $ 9.940

209.TOTAL RETURN                                             5.89%     5.25%     5.87%     2.47%     3.78%

210.RATIOS AND SUPPLEMENTAL DATA

211.Net assets, end of period (in millions)                 $ 69      $ 64      $ 70      $ 66      $ 80

212.Ratio of expenses to average net assets                  .37%      .38%      .41%      .41%      .41%

213.Ratio of net investment income to average net assets     7.48%     6.06%     5.12%     3.14%     3.41%

214.Portfolio turnover rate                                  232%      89%       519%      494%      612%


A NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
B EFFECTIVE JULY 1, 1994, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Cash Portfolio and Term Portfolio (the funds) are funds of The North Carolina Capital Management Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the trust are offered exclusively to local governments and public authorities of the State of North Carolina. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION.
CASH PORTFOLIO. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
TERM PORTFOLIO. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME.
CASH PORTFOLIO. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
TERM PORTFOLIO. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS.
CASH PORTFOLIO. Dividends are declared daily and paid monthly from net interest income.
TERM PORTFOLIO. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and losses deferred due to excise tax regulations Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
TERM PORTFOLIO. Purchases and sales of securities, other than short-term securities, aggregated $156,119,447 and $148,966,681, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR pays most expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees. FMR receives a fee that is based upon a graduated series of rates ranging from .330% to .365% of each fund's average net assets. For the period, the management fees paid to FMR were equivalent to an annual rate of .35% and .36% for the Cash and Term Portfolios, respectively. Effective January 1, 1998, FMR will receive a fee that is based upon a graduated series of rates ranging from .290% to .350% of each fund's average net assets.
SUB-ADVISER FEE. As Cash Portfolio's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect, and after reducing the fee for any payments by FMR pursuant to Cash Portfolio's Distribution and Service Plan.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plans (the Plans), and in accordance with Rule 12b-1 of the 1940 Act, FMR pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee that is based on a graduated series of rates ranging from .15% to .16% of each fund's average net assets. For the period, FMR paid FDC $3,280,384 and $106,505 on behalf of the Cash and Term Portfolios, respectively, all of which FDC paid to Sterling Capital Distributors, Inc., a wholly-owned subsidiary of Sterling Capital Management Company. Effective January 1, 1998, FMR will pay FDC a distribution and service fee that is based on a graduated series of rates ranging from .14% to .15% of each fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of each fund with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, Cash and Term Portfolio's expenses were reduced by $1,021 and $61, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of The North Carolina Capital Management Trust and the Shareholders of Cash Portfolio and Term Portfolio:
We have audited the accompanying statements of assets and liabilities of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio, including the schedules of portfolio investments, as of June 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio, as of June 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
August 12, 1997


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TRUSTEES
William L. Byrnes
John David "J.D." Foust *
W. Olin Nisbet III
Helen A. Powers *
Bertram H. Witham *
OFFICERS
William L. Byrnes, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
W. Olin Nisbet III, VICE PRESIDENT
J. Calvin Rivers, Jr., VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Dwight D. Churchill, VICE PRESIDENT, TERM PORTFOLIO
Curtis Hollingsworth, VICE PRESIDENT, TERM PORTFOLIO
Boyce Greer, VICE PRESIDENT, CASH PORTFOLIO
Burnell R. Stehman, VICE PRESIDENT, CASH PORTFOLIO
Arthur S. Loring, SECRETARY
Richard A. Silver, TREASURER
Thomas D. Maher, ASSISTANT VICE PRESIDENT, CASH PORTFOLIO
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER, CASH PORTFOLIO
David H. Potel, ASSISTANT SECRETARY
DISTRIBUTION AGENT
Sterling Capital Distributors, Inc.
Charlotte, NC
CUSTODIAN
First Union National Bank of North Carolina
Charlotte, NC
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
SUB-ADVISER FOR CASH PORTFOLIO
FMR Texas Inc.
Irving, TX
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA